UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2012

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33515	13-3690261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado		80228
(Address of principal executive offices)		(Zip Code)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On Wednesday, January 11, 2012, Einstein Noah Restaurant Group, Inc. (the “Company”) made a presentation at the 14th Annual ICR XChange Investor Conference at the Fountainbleau Hotel in Miami Beach, Florida. A copy of the presentation has been made available on the Company’s website at:

http://www.einsteinnoah.com/financial/investorrelations.aspx

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: January 11, 2012	/S/ EMANUEL P.N. HILARIO
Emanuel P.N. Hilario
Chief Financial Officer